SUNAMERICA SERIES TRUST

(the “Trust”)

Supplement dated October 19, 2023, to the Trust’s

Statement of Additional Information (“SAI”),

dated May 1, 2023, as supplemented and amended to date

Effective October 13, 2023, Christianne F. Kerns was appointed as an Independent Trustee to the Trust’s Board of Trustees to fill the vacancy created by the retirement on October 12, 2023 of Gilbert T. Ray, a former Independent Trustee and Chair of the Nomination and Governance Committee. Also, effective October 13, 2023, Independent Trustee Tracey C. Doi was appointed to fill the Nomination and Governance Committee Chair vacancy created by Mr. Ray’s retirement.

Accordingly, the following changes are made to the Trust’s SAI effective immediately:

The first table under the section entitled “Trustees and Officers of the Trust” is hereby revised to delete information with respect to Gilbert T. Ray, to add the following information in the “Independent Trustees” section of the table regarding Ms. Kerns and to replace the footnotes under the table with the following:

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2,3]	Other Directorship(s) Held by Trustee[4]

Christianne F. Kerns[5] Age: 65	Trustee	2023 - Present	Managing Partner (2020 – present), Partner (2004 – present), Hahn & Hahn LLP (law firm); Director (2013 – present), Five Acres (non-profit children’s services); Director (2019 – present), Hastings Foundation (non-profit charitable grants for pulmonary research; and Advisory Board Member (2018 – present), Pepperdine University.	80	None

1	Trustees serve until their successors are duly elected and qualified.
2

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (61 portfolios); SST (19 portfolios); and VALIC Company I (36 funds).

3	Number includes the Trust (61 portfolios) and SST (19 portfolios).
4

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

5	Ms. Kerns was elected as a new Independent Trustee to the Trust’s Board as of October 13, 2023.
6	Ms. Willis was elected as a new Independent Trustee to the Trust’s Board as of the close of business on January 19, 2023.
7	Mr. Genoy is considered to be an Interested Trustee based on his positions with SunAmerica.

The fifth paragraph under the subsection entitled “Trustees and Officers of the Trust – Board and Committees” is hereby deleted and the following information is hereby added:

Christianne F. Kerns. Ms. Kerns has served as a Trustee since 2023. She has over 30 years of legal practice focusing on a broad range of corporate legal and business matters, including financing, commercial real estate, and structuring and negotiating complex business arrangements. She is an expert in corporate governance, regularly advising boards and CEOs regarding management issues and initiatives, fiduciary duties, and conflicts of interest.

The eleventh paragraph under the subsection entitled “Trustees and Officers of the Trust – Board and Committees” is deleted in its entirety and replaced with the following:

Each Independent Trustee serves on each Committee of the Board and Mr. Genoy serves on the Ethics Committee. Members of each Committee serve without compensation, except that Ms. Jelenko, as Audit Committee Chair, receives an additional retainer fee of $12,500 and Ms. Doi, as Nomination Committee Chair, receives an additional retainer fee of $7,500.

The following is hereby added to the “TRUSTEE OWNERSHIP OF PORTFOLIO SHARES” section:

As of the date of this supplement, Ms. Kerns does not beneficially own any shares of the Portfolios of the Trust or in any registered investment companies overseen by her within the Trust’s family of investment companies.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP2.2 (10/23)